Prospectus supplement dated May 9, 2013
to the following prospectus(es):
Soloist prospectus dated May 1, 2013
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1)	Effective on or about June 17, 2013, Aberdeen Asset Management Inc. and Diamond Hill Capital Management, Inc. will no longer be sub-advisers for the Nationwide Variable Insurance Trust – NVIT Nationwide Fund and will be replaced by Highmark Capital Management, Inc.
2)	Effective July 12, 2013, the following underlying mutual funds will be liquidated and will be merged into the new underlying mutual funds as indicated below:

CURRENT NAME	UPDATED NAME
Invesco Dynamics Fund: Investor Class	Invesco Mid Cap Growth Fund: Class A
Accordingly, effective July 12, 2013, Invesco Mid Cap Growth Fund: Class A is available as an investment option under your contract.
PROS-0223